================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      The Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): May 9, 2002                   Commission File Number: 000-21363

                                _______________

                        EDUCATION MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

            Pennsylvania                                   25-1119571
   (State or other jurisdiction of                      (I.R.S. Employer
    Incorporation or organization)                     Identification No.)

   300 Sixth Avenue, Pittsburgh, PA                           15222
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900






================================================================================

Item 4 - Changes in Registrant's Certifying Accountant

  On May 9, 2002, the Board of Directors of Education Management Corporation ("the Company") and its Audit Committee engaged Ernst & Young LLP ("E&Y") replacing Arthur Andersen LLP ("Arthur Andersen") to serve as the Company's independent public accountants for the fiscal year ending June 30, 2002. This determination followed the Company's decision to seek proposals from independent accountants to audit its financial statements, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. The appointment of E&Y will be submitted for stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held in November 2002.

  Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

  During the fiscal years ended June 30, 2001 and 2000 and through May 9, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

  The Company has provided Arthur Andersen with a copy of the foregoing statements. Attached as Exhibit 16 to this report is a copy of a letter from Arthur Andersen stating its agreement with these statements.

  During the fiscal years ended June 30, 2001 and 2000 and through the date of the Board's decision, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7 - Financial Statements and Exhibits

   (c)   Exhibits:

         (16) Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            EDUCATION MANAGEMENT CORPORATION
                            (Registrant)

Date:  May 14, 2002



                            /s/ Robert T.  McDowell
                            ----------------------------------------------------
                            Robert T.  McDowell
                            Executive Vice President and Chief Financial Officer




                                       3